Exhibit 32.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the As Sarbanes-Oxley Act of 2002

I, Helene Simonet, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Coherent, Inc. on Form 10-Q for the fiscal quarter ended March 29, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Coherent, Inc.

Date:	May 6, 2014

/s/: HELENE SIMONET
Helene Simonet
Executive Vice President and Chief Financial Officer